Exhibit 99.5


         CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350,
           AS ADOPTED PURSUANT TO
             SECTION 906 OF THE
         SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Othnet, Inc. (the "Company") on Form 10-KSB for the year ended April 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
     Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:     October 18, 2002    /s/ Jeffrey Wattenberg
                              Jeffrey Wattenberg,
                              President  and
                              Principal Executive Officer


Date:     October 18, 2002    /s/ Jeffrey Wattenberg
                             Jeffrey Wattenberg,
                             Principal Financial Officer